EARNINGS PER SHARE	6 Months Ended
Jun. 30, 2024
Earnings Per Share [Abstract]
EARNINGS PER SHARE

18. EARNINGS PER SHARE

Basic earnings per share is computed by dividing net income by the number of weighted average ordinary shares outstanding during the reporting period. The Company’s weighted average number of shares outstanding used in calculating earnings per share are 26,879,202 and 26,879,114 for the periods ended June 30, 2024 and 2023, respectively. Because there was no activity to cause dilution in the weighted average ordinary shares, basic and diluted earnings per share are disclosed together in each of the reporting periods.

The computation of diluted loss per share excludes the effect of earnout and option shares and warrants to purchase the Company’s shares because their inclusion would be anti-dilutive.